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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement on Form S-4, File No. 333-20731, as amended.

/s/ Arthur Andersen LLP


Atlanta, Georgia

August 4, 1997

                                      S-1